Bayshore Exploration L.L.C.                         20501 Kay Freeway, Suite 216
                                                              Katy, Texas  77450
                                                            Phone (281) 646-1919
                                                              Fax (281) 647-9448


April 20, 2005



Paxton Energy, Inc.
1940 Zinfandel Drive, Suite C
Rancho Cordova, California 95670

RE:      Leases & Options
         Cooke Ranch Deep Prospect
         La Salle County, Texas

Dear Sirs:

As of this date, Bayshore Exploration L.L.C. has 8,884.42 acres, more or less, in oil and gas leases and 15,400 acres, more or less, in seismic and lease option agreements which will be included in the AMI, Cooke Ranch Deep Prospect in La Salle County, Texas.

Railroad Commission of Texas pro-ration units assigned to gas production below 10,600 feet shall contain 320 acres. Therefore, we will have room for at least 15 development wells.

Thank you for your consideration and please call if you have any questions.

Sincerely,

/s/ Jamin Swantner
Jamin Swantner
President

JJS:jrs